UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2017

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 26, 2017, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) approved amendments to the Company’s Sixth Amended and Restated By-laws to implement majority voting in director elections (the “Bylaw Amendments”).   Under the Bylaw Amendments, each director will be elected by the vote of a majority of the votes cast with respect to that director’s election, except that in a contested election as defined in the Bylaw Amendments, directors will be elected by plurality vote. For purposes of these provisions, a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election.  “Abstentions” and “broker non-votes” will not be counted as votes cast either “for” or “against” a director’s election.  Prior to the Bylaw Amendments, director elections were decided by a plurality vote in all cases.

In connection with the Bylaw Amendments, the Company also amended its Corporate Governance Guidelines to require that director nominees tender irrevocable resignations that will be effective only upon (i) the failure to receive the required vote at the next stockholder meeting at which they face re-election and (ii) acceptance of such resignation by the Board.  If an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the director election results. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

In addition to the implementation of majority voting for director elections, the Bylaw Amendments also removed all remaining references in the Company’s By-laws to the Company’s classified board structure that was phased out at the Company’s 2016 annual meeting of stockholders.

The foregoing descriptions of the Bylaw Amendments and the amendments to the Corporate Governance Guidelines do not purport to be complete and are qualified in their entirety by reference to the Restated Bylaws that are attached hereto as Exhibit 3.1 and incorporated by reference herein, and to the Corporate Governance Guidelines, as amended and restated, which are available on the Company’s website at www.sallybeautyholdings.com under the Corporate Governance section of our website. Except to the extent explicitly stated herein, the information on the Company’s website is not incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 The following Exhibits are filed herewith as part of this report:

3.1	Amended and Restated Bylaws of Sally Beauty Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Matthew O. Haltom
Matthew O. Haltom
Date: April 28, 2017		Senior Vice President, General Counsel and Secretary

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Sally Beauty Holdings, Inc.